UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2015 (June 26, 2015)

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

The disclosure set forth below under Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement

On June 26, 2015, Sysco Corporation (the “Company”), USF Holding Corp. (“USF”) and two merger subsidiaries of Sysco (“Merger Subs”) entered into an Agreement and Release (the “Termination Agreement”) to terminate the Agreement and Plan of Merger, dated December 8, 2013, among the Company, USF and the Merger Subs (the “Merger Agreement”). Upon the termination of the Merger Agreement, the Asset Purchase Agreement, dated February 2, 2015, among the Company, USF, US Foods, Inc., a wholly owned subsidiary of USF, a number of subsidiaries of US Foods, Inc. and Performance Food Group, Inc. (the “APA”) automatically terminated.

The parties mutually agreed to terminate the Merger Agreement following the decision of the U.S. District Court for the District of Columbia to grant the Federal Trade Commission’s request for a preliminary injunction to block the transactions contemplated by the Merger Agreement.

The Company has paid a termination fee of $300 million to USF in connection with the termination of the Merger Agreement. The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Upon the termination of the Merger Agreement, the APA automatically terminated. The Company has paid a termination fee of $12.5 million to Performance Food Group, Inc. pursuant to the terms of the APA.

Pursuant to the indentures governing the $5 billion in aggregate principal amount of senior unsecured notes (the “Notes”) issued in six series by the Company on October 2, 2014, the Company is required, due to the termination of the Merger Agreement, to redeem within 40 calendar days each series of Notes in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest. The Company issued a redemption notice with respect to each series of Notes on June 29, 2015, and expects to complete the redemption within the 40 calendar day period referenced above.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth above under Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 8.01.	Other Information.

On June 29, 2015, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Agreement and Release, dated June 26, 2015, among USF Holding Corp., Sysco Corporation, Scorpion Corporation I, Inc. and Scorpion Company II, LLC.

99.1	Press Release dated June 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: June 29, 2015	By:	/s/ Russell T. Libby
Russell T. Libby Executive Vice President-Corporate Affairs, Chief Legal Officer and Corporate Secretary

Exhibit Number	Description

10.1	Agreement and Release, dated June 26, 2015, among USF Holding Corp., Sysco Corporation, Scorpion Corporation I, Inc. and Scorpion Company II, LLC.

99.1	Press Release dated June 29, 2015.